UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2014 (October 15, 2014)

SPRAGUE RESOURCES LP

(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 International Drive

Portsmouth, NH 03801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2014, Beth A. Bowman was appointed as an independent director on the board of directors (the “Board”) of Sprague Resources GP LLC, the general partner (the “General Partner”) of Sprague Resources LP (the “Partnership”). On the same day, Ms. Bowman was also appointed as a member of the audit committee and conflicts committee of the Board. The appointment of Ms. Bowman will increase the size of the Board to seven members and increase the size of each of the audit committee and conflicts committee of the Board to three members.

The Board has determined that Ms. Bowman qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of the New York Stock Exchange (“NYSE”) and that Ms. Bowman satisfies the financial literacy and other requirements for audit committee members under the rules and regulations of the SEC and applicable NYSE Rules.

There are no understandings or arrangements between Ms. Bowman and any other person pursuant to which Ms. Bowman was selected to serve as a director of the Board of the General Partner. There are no relationships between Ms. Bowman and the Partnership or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K. Ms. Bowman will receive the cash compensation and annual equity award described in the Director Compensation Summary, as amended and restated by the Board on September 23, 2014, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Consistent with the terms of the Director Compensation Summary, all members of the Board who are not officers, employees or paid consultants and advisors of the General Partner or its affiliates, including Ms. Bowman, received an annual grant of fully vested common units with a grant date fair value of approximately $60,000 on October 15, 2014.

The appointment of Ms. Bowman was announced in the press release attached hereto as Exhibit 99.1. The press release is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations statements filed under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT	DESCRIPTION

10.1	Director Compensation Summary

99.1	Sprague Resources LP Press Release dated October 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

	By:	Sprague Resources GP LLC, its General Partner

	By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel,
Chief Compliance Officer & Secretary

Dated: October 16, 2014

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Director Compensation Summary

99.1	Sprague Resources LP Press Release dated October 15, 2014

3